SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C.  20549

                                           Form 8-K

                                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 15, 1996



KEENE CORPORATION
(Exact name of registrant as specified in its charter)



     DELAWARE                              0-18434          13-2596288
(State or other jurisdiction               (Commission      (IRS Employer
of incorporation)                          File Number)     Identification No.)



   757 THIRD AVENUE, NEW YORK, N.Y.                                       10017
(Address of principal executive officers)                              Zip Code)



Registrant's telephone number, including area code      (212) 486-3200




                                                    N/A
                  (Former name or former address, if change since last report.)

Item 5.  Other Events

On July 15, 1996, Keene Corporation ("Keene") filed its operating report for the period May 26, 1996 to June 29, 1996 with the United States Bankruptcy Court for the Southern District of New York and the United States Trustee. These financial statements were prepared in accordance with the United States Trustee guidelines.



Item 7.  Financial statements, pro forma financial statements and exhibits

(c)        Exhibits

99(a)    Operating Report dated July 15, 1996 for the period May 26, 1996 to
             June 29,1996.

99(b)    No Action Request to the Securities and Exchange Commission dated
             March 8, 1994

                                    SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEENE CORPORATION
(Registrant)

/s/ Timothy E. Coyne
Timothy E. Coyne
President



Date:  July 30, 1996

                                                                   EXHIBIT 99(a)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK



In re:
                                                        CHAPTER  11
KEENE CORPORATION,

                    Debtor.                          CASE NO.  93 B 46090 (SMB)


                                               OPERATING REPORT FOR THE PERIOD
                                               MAY 26, 1996 TO JUNE 29, 1996


DEBTOR'S ADDRESS:
757 THIRD AVENUE  SUITE 850
NEW YORK, NEW YORK 10017

                                                 PERIOD DISBURSEMENTS: $387,000


DEBTOR'S ATTORNEYS:
BERLACK, ISRAELS & LIBERMAN  LLP
GENERAL COUNSEL


REPORT PREPARER:
TRACEY KARM
KEENE CORPORATION
                                     PERIOD OPERATING PROFIT (LOSS): $(148,000)


     The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


     DATE                                                   SIGNATURE AND TITLE
     7/15/96                                        /s/ Timothy E. Coyne,  Pres.

Indicate if this an amended statement by checking here.

                                                      _____   AMENDED STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK



In re:
                                                                    CHAPTER  11
KEENE CORPORATION,

                    Debtor.                           CASE NO. 93 B 46090 (SMB)






                            OPERATING REPORT FOR KEENE CORPORATION
                            FOR THE PERIOD MAY 26, 1996 - JUNE 29, 1996


     THE DEBTOR HAS OBTAINED THE CONSENT OF THE U.S. TRUSTEE TO USE FISCAL MONTHS IN ACCORDANCE WITH ITS NORMAL ACCOUNTING PRACTICE TO PREPARE ITS FINANCIAL REPORTS.


     ON JUNE 12, 1996, THE BANKRUPTCY COURT AND THE DISTRICT COURT (COLLECTIVELY, THE "COURT") HELD A HEARING ON THE CONFIRMATION OF THE DEBTOR'S FOURTH AMENDED PLAN OF REORGANIZATION, AS MODIFIED, (THE "PLAN"), AT WHICH TIME THE COURT SIGNED AN ORDER CONFIRMING THE PLAN. THE EFFECTIVE DATE OF THE PLAN IS EXPECTED TO OCCUR ON OR ABOUT JULY 31, 1996.

                               Keene Corporation
                             (Debtor-in-Possession)
                               Operating Report
                  For the Period May 26, 1996 - June 29, 1996

                                    INDEX



                                                                         PAGE #

              Operating Results for the Period May 26, 1996-
                   June 29, 1996                                          1-3

              Summary of Cash and Cash Equivalents and Investments
                   as of June 29, 1996                                      4

              Receivables and Payables Summary as of  June 29, 1996         5

              Other Potential Recoveries as of June 29, 1996              6-8

              Other Potential Payments as of June 29, 1996                  9

              Confirmation of Plan of Reorganization and
                    Related Matters as of June 29, 1996                    10

              Insurance Payment Report for the Period
                   May 26, 1996 - June 29, 1996                            11

              Taxes Paid Summary for the Period May 26, 1996-
                   June 29, 1996                                           12

              Schedule of General Operating Expenses for the
                   Period  May 26, 1996 - June 29, 1996                    13



                               Keene Corporation
                             (Debtor-in-Possession)
                               Income Statement
                   For the Period May 26 1996 - June 29, 1996
                                  (Unaudited)
                                   ($000's)
INCOME
Investment Income                                                           $143

GENERAL & ADMINISTRATIVE EXPENSES
Salary, Wages, Benefits and Payroll Taxes                                     87

Rent and Utilities                                                            26

Insurance                                                                     52

General Operating Expenses (See Page 13)                                      78
                                                                          _____

Loss Before Reorganization Items, Income Taxes
     and Equity in Earnings of Subsidiary                                  (100)

Reorganization Items:
     Debtor's Counsel Legal Fees                                  $100
     Creditors Committee Counsel Legal Fees                        100
     Other                                                          50       250
                                                                          ______

Loss Before Income Taxes and Equity in Earnings of Subsidiary              (350)

Income Tax Benefit                                                          (57)
                                                                          ______

Loss Before Equity in Earnings of Subsidiary                               (293)

Equity in Earnings of Subsidiary                                            145
                                                                          ______

NET LOSS                                                                  $(148)
                                                                          ======

                                       1




                                   Keene Corporation
                                 (Debtor-in-Possession)
                                     Balance Sheet
                                  As of June 29, 1996
                                       (Unaudited)
                                        ($000's)
ASSETS
Current Assets
Cash and Cash Equivalents                                                $12,473
Investments at Market                                                     18,678
Accounts Receivable-Insurance Proceeds                                    15,000
Accounts Receivable-Surety Companies                                       3,309
Income Taxes Receivable                                                      393
Investment Income Receivable                                                 254
Due from Subsidiary (1)                                                      662
Prepaid and Other Current Assets                                             125
                                                                         _______
     Total Current Assets                                                 50,894

Net Fixed Assets                                                              75
Investment in Subsidiary                                                   7,294
Intangible Pension Asset                                                     125
                                                                         _______
     TOTAL ASSETS                                                        $58,388
                                                                         =======

LIABILITIES
Current Liabilities
Accounts Payable - Trade                                                    $122
Uncleared Outstanding Checks                                                  10
Accrued Expenses                                                             382
                                                                         _______
     Total Current Liabilities                                               514

Liabilities Subject to Chapter 11 Proceedings
Accounts Payable - Trade (Pre-Petition)                                      406
Accounts Payable - Retained Professionals' Hold                            2,863
FASB 5 Asbestos Litigation Reserve (Pre-Petition)                          5,311
Accrued Expenses                                                           6,975
                                                                         _______
     Total Liabilities Subject to Chapter 11 Proceedings                  15,555

Long Term Minimum Pension Liability                                        2,539

STOCKHOLDERS' INVESTMENT
Common Stock                                                                   1
Paid-in-Capital                                                          120,411
Retained Loss                                                           (78,206)
Unrealized loss on Investment Securities                                    (12)
Additional Pension Liability in Excess of Unrecognized
   Prior Service Cost                                                    (2,414)
                                                                         _______
     Total Stockholders' Investment                                       39,780
                                                                         _______
TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT                           $58,388
                                                                         =======

(1) Subsidiary is included in the consolidated federal income tax return of Keene. Substantially all of this amount represents subsidiary's federal income tax liability computed as if a separate tax return was filed.

                           2



                               Keene Corporation
                            (Debtor-in-Possession)
                            Statement of Cash Flows
                 For the period May 26, 1996 - June 29, 1996
                                  (Unaudited)
                                    ($000's)

RECEIPTS
Investment Income                                                           $304
Other                                                                         68
                                                                          ______
Total Receipts                                                               372

DISBURSEMENTS
Salary, Wages, Benefits and Payroll Taxes                                     55
1995 Final Pension Contribution                                              222
Other General and Administrative Expenses
     General Operating                                                        66
     Bankruptcy-related                                                       44
                                                                          ______
Total Disbursements                                                          387

Increase in Uncleared Outstanding Checks                                    (27)
                                                                          ______
Net Cash used in Operating Activities                                       (42)
                                                                          ______
Maturity of Marketable Security                                            9,981
Investment in Marketable Security                                        (4,864)
                                                                          ______
Net Cash provided by Investing Activities                                  5,117
                                                                          ______

Net Increase in Cash and Cash Equivalents                                  5,075

Cash and Cash Equivalents at Beginning of Period                           7,398
                                                                          ______
Cash and Cash Equivalents at End of Period                               $12,473
                                                                          ======

                               3



                             Keene Corporation
                           (Debtor-in-Possession)
             Summary of Cash and Cash Equivalents and Investments
                            As of June 29, 1996
                               (Unaudited)
                                 (000's)
                             Purchase  Maturity                         Interest               Market     Amount
Bank                         Date      Date        Issue                Rate         Cost       Value     Pledged
Chemical Bank                          On Demand   Cash in Bank                           45        45         -

Citibank                               On Demand   Cash in Investment Accts               25        25        25

Bank of America - IL (1)               On Demand   Cash in Investment Accts                1         1         -
Bank of America - IL                   On Demand   Horizon Treasury
                                                   Fund                 5.0500%       12,292    12,292         -
                                                                                     _______   _______    ______
     Total Bank of America - IL                                                       12,293    12,293         -
                                                                                     _______   _______    ______

Fleet National Bank                    On Demand   Fidelity Institutional
     of Connecticut (2)                            Money Market         5.2900%          110       110         -
                                                                                     _______   _______    ______
     Total Fleet National Bank
          of Connecticut                                                                 110       110         -
                                                                                     _______   _______    ______
                       TOTAL CASH AND CASH EQUIVALENTS                               $12,473   $12,473       $25
                                                                                     =======   =======    ======

Citibank                     07-Apr-93 30-Sep-96   T-Note               7.0000%           91        85        85
Citibank                     30-Sep-91 30-Sep-96   T-Note               7.0000%          236       238       238
Citibank                     06-Oct-92 30-Sep-96   T-Note               7.0000%           93        85        85
                                                                                     _______   _______    ______
     Total Citibank                                                                      420       408       408
                                                                                     _______   _______    ______

Bank of America - IL         15-Feb-96 08-Aug-96   T-Bill               4.6900%          519       528       519
Bank of America - IL         13-Mar-96 08-Aug-96   T-Bill               4.8200%        2,160     2,193     2,160
Bank of America - IL         15-Mar-96 19-Sep-96   T-Bill               4.9650%        6,818     6,918         -
Bank of America - IL         11-Jun-96 12-Dec-96   T-Bill               5.3200%        4,864     4,880         -
Bank of America - IL         30-Sep-93 30-Sep-96   T-Note               7.0000%           22        20         -
Bank of America - IL         30-Sep-91 30-Sep-96   T-Note               7.0000%          379       382         -
Bank of America - IL         30-Sep-91 30-Sep-96   T-Note               7.0000%          230       232         -
Bank of America - IL         07-Apr-93 30-Sep-96   T-Note               7.0000%           64        60         -
Bank of America - IL         29-Oct-91 31-Oct-96   T-Note               6.8750%          103       104         -
Bank of America - IL         02-Dec-91 30-Nov-96   T-Note               6.5000%          138       139         -
Bank of America - IL         31-Dec-91 31-Dec-96   T-Note               6.1250%           26        26         -
Bank of America - IL         20-May-93 28-Feb-98   T-Note               5.1250%           69        68         -
Bank of America - IL         15-Apr-93 31-Mar-98   T-Note               5.1250%            6         6         -
                                                                                     _______   _______    ______
     Total Bank of America - IL                                                       15,398    15,556     2,679
                                                                                     _______   _______    ______
Fleet National Bank
of Connecticut               15-Mar-96 19-Sep-96   T-Bill               5.0000%        2,872     2,916       556
                                                                                     _______   _______    ______
      Total Fleet National Bank                                                        2,872     2,916       556
         of Connecticut
                                                                                     _______   _______    ______
                LESS: T-BILL INTEREST IN MARKET VALUE (3)                                  -       202         -
                                                                                     _______   _______    ______
                        TOTAL INVESTMENTS                                            $18,690   $18,678    $3,643
                                                                                     =======   =======    ======
                   GRAND TOTAL - CASH AND CASH
                          EQUIVALENTS AND INVESTMENTS                                $31,163   $31,151    $3,668
                                                                                     =======   =======    ======

(1) Formerly Continental Bank, N.A.

(2) Formerly Shawmut Bank Connecticut, N.A.

(3) T-Bills are purchased at a discount and as interest is earned over time the market value of the T-Bills increases. For accounting purposes, interest earned on T-Bills is classified as investment income receivable. It is deducted from the market value on this schedule so that it is not accounted for twice (once in the market value of the investments and once in investment income receivable).
                                                       4


                               Keene Corporation
                             (Debtor-in-Possession)
                        Receivables and  Payables Summary
                               As of June 29, 1996
                                  (Unaudited)
                                    ($000's)

Accounts Receivable-Trade                                                     $0

Accounts Receivable-Insurance Proceeds                                   $15,000

FACE VALUE OF POLICIES EXPECTED TO BE AVAILABLE FROM THE EXPECTED SUCCESSFUL OUTCOME OF THE KEENE IV INSURANCE COVERAGE LITIGATION. HOWEVER, SUCCESSFUL OUTCOME OF THE LITIGATION AND REALIZATION AND TIMING OF THE RECEIPT OF THIS RECEIVABLE CAN NOT BE ASSURED.


Accounts Receivable-Surety Companies                                      $3,309

AMOUNT OF CASH PROCEEDS RECEIVED BY SURETY COMPANIES FROM LETTER OF CREDIT PRESENTMENTS IN EXCESS OF THE SURETY COMPANIES' APPEAL BOND OBLIGATIONS, COSTS AND ATTORNEYS' FEES ASSOCIATED WITH THE ISSUANCE AND HONORING OF APPEAL BONDS ON KEENE'S BEHALF. BY STIPULATION AND AGREED ORDERS, EACH SURETY COMPANY HOLDING EXCESS CASH PROCEEDS MUST INVEST SUCH EXCESS PROCEEDS ON KEENE'S BEHALF AND PERIODICALLY REMIT ANY INTEREST EARNED ON THE EXCESS PROCEEDS TO KEENE.

Accounts Payable (Post-petition)                                            $122

THE COMPANY DOES NOT AGE ITS ACCOUNTS PAYABLE. PAYMENTS ARE MADE IN THE NORMAL TERMS.
                                       5

                             Keene Corporation
                           (Debtor-in-Possession)
                          Other Potential Recoveries
                                 (Unaudited)
                             As of June 29, 1996

     The Debtor potentially might recover additional amounts as described below. However, the recovery of these amounts is uncertain and no assurance can be given at this time as to whether any recovery will ultimately be obtained and in what amounts.

Insurance Issued by Insolvent Insurance Companies

     Approximately $30 million of Keene's total aggregate available insurance coverage applicable to asbestos-related claims is due from insolvent insurance companies. Keene settled claims against certain state guaranty funds arising from the lack of availability of the insurance coverage issued by the insolvent insurance companies for a total aggregate payment of $9.5 million, which was received in 1993 and 1994. In addition, Keene received a distribution of $1.4 million in 1995 from the liquidator of one insolvent insurance company. Keene is continuing to pursue claims against the liquidators of the insolvent insurance companies.

     In 1993, prior to the filing of the Chapter 11 petition, Keene filed a lawsuit against the Pennsylvania Insurance Guaranty Association ("PIGA") seeking indemnification from PIGA for up to approximately $20 million of asbestos-related payments made by Keene to Pennsylvania citizens as a result of the lack of availability of the insurance coverage issued by the insolvent insurance companies. This lawsuit is in the pre-trial phase.

Ten Year Net Operating Loss Carryback

     Keene has carried back, and anticipates carrying back in the future, federal tax net operating losses arising from asbestos-related litigation to prior tax periods, which could generate federal tax refunds of as much as approximately $32 million in the aggregate. However, approximately $30 million of such refunds will be paid to Bairnco Corporation ("Bairnco"), Keene's former parent company, because the refunds relate to tax periods in which Bairnco filed consolidated federal tax returns for an affiliated group of companies of which Keene was a member. Bairnco claims a legal right to such funds, which Bairnco refuses to release to Keene. On September 9, 1994, Keene filed a lawsuit (the "Bairnco NOL Lawsuit") in Bankruptcy Court against Bairnco seeking, among other things, injunctive relief and a declaratory judgment that the approximately $30 million in refunds which are presently due, or are anticipated to become due, on account of federal income taxes previously paid by Keene in the years 1983 through 1989 when Keene was a member of the Bairnco consolidated federal tax return, are property of Keene's estate. On January 4, 1995, Keene obtained Bankruptcy Court approval of an escrow arrangement with Bairnco, providing for the segregation and investment of the refunds at issue in the Bairnco NOL Lawsuit until the lawsuit is resolved. To date, federal tax refunds of approximately $30 million have been received. Of the approximately $30 million received, approximately $28.5 million has been received by Bairnco and placed in escrow and approximately $1.5 million was received by Keene.

     By stipulation and agreed order, Keene and the Official Committee of Unsecured Creditors (the "Committee") agreed that the Bairnco NOL Lawsuit originally filed by Keene would be prosecuted by the Committee for the benefit of Keene's estate. On February 13, 1995, the Committee filed an amended complaint substituting the Committee as the party plaintiff and alleging additional counts. Pursuant to Stipulation and Order dated June 27, 1995, the Committee filed a second amended complaint on July 5, 1995 alleging additional counts.

     On or about March 7, 1996, the Internal Revenue Service informed Keene that it planned to amend its previously filed administrative expense claim from approximately $3,500 to approximately $31.8 million as a protective filing pending final approval by the Joint Committee on Taxation of the United States Congress of the tax refunds at issue in the Bairnco NOL Lawsuit.
                                       6

                                Keene Corporation
                              (Debtor-in-Possession)
                             Other Potential Recoveries
                                   (Unaudited)
                                 As of June 29, 1996
                                   (Continued)


Co-Defendant Contributions

     Keene has claims against co-defendants in asbestos litigation for contribution or indemnification based on payments made by Keene under theories of joint and several liability and other theories. Likewise, co-defendants in asbestos litigation may have claims against Keene for contribution and indemnification under joint and several liability and other theories. However, the amounts of such potential contribution or indemnification claims cannot be estimated at this time.

     On June 20, 1995, as a direct result of Keene's active participation in the proposed settlement of a class action brought by beneficiaries of the Manville Personal Injury Settlement (the "Manville Trust") in Findley v. Falise, Keene was initially allocated in excess of $3.8 million of the $35 million Contribution Claim Fund established for claimants holding indemnification or contribution claims against the Manville Trust as part of the settlement. This allocation, however, is subject to the resolution of objections filed by certain other co-defendants to the co-defendant allocation scheme. To date, Keene is informed that it has been allocated at least $3.5 million, subject to an upward adjustment to approximately $3.8 million if certain pending objections are resolved in the Manville Trust's administrator's favor. Pursuant to the governing distribution principles, Keene may use its portion of the $35 million co-defendant settlement fund either for direct payments to individual asbestos health claimants or for transfer to an asbestos creditors' trust.

Challenge to Bank of America Illinois (the "Bank") Claims

     Upon the presentation of certain letters of credit issued by the Bank to secure appeal bonds posted on Keene's behalf by certain sureties, the Bank filed a motion for relief from the automatic stay to foreclose its asserted security interests in Keene's book-entry United States Treasury securities (the "Collateral") pledged against the Bank's issuance of letters of credit to secure appeal bonds posted on Keene's behalf. In response to the Bank's motion, the Committee challenged such security interests as not being properly perfected, contending that the Bank's claims to these Keene assets should be equitably subordinated or otherwise avoided.

     In a Memorandum Decision and Order dated October 17, 1995, the Bankruptcy Court denied the Bank relief from the automatic stay and directed, among other things, that an evidentiary hearing be conducted to determine the intention of the Bank and Keene concerning the creation of the security interests in the Collateral and the ambiguous description of the Collateral in the related security agreements. Pursuant to this decision and order and a November 30, 1995 Bankruptcy Court ruling, the Committee filed an adversary proceeding against the Bank on December 1, 1995 seeking to avoid and recover certain allegedly preferential transfers made by Keene for the Bank's benefit in connection with Keene's granting the Bank security interests in the Collateral and challenging the Bank's allegedly perfected security interests. Approximately $32 million was at issue in this action.

     On March 11, 1996, the Bank, the Debtor and the Committee announced that they had settled all the disputes concerning the validity of the Bank's security interests. The settlement provides for, among other things, the Bank's payment of $0.2 million to the Keene estate and the Committee's dismissal with prejudice of its adversary proceeding against the Bank and its appeal of the October 17, 1995 Memorandum Decision and Order. On June 12, 1996, the Bankruptcy Court approved the Settlement and on July 8, 1996 Keene received the Settlement monies.

                                Keene Corporation
                              (Debtor-in-Possession)
                             Other Potential Recoveries
                                   (Unaudited)
                                As of June 29, 1996
                                   (Continued)


Transactions Lawsuits

     Prior to September 1993, a number of lawsuits were filed, including two lawsuits filed in federal court in New York (collectively, the "Prepetition Transactions Lawsuits"), alleging that the sale of certain Keene assets during the 1980s to certain subsidiaries of Bairnco, Keene's former parent company, were not for fair value or were otherwise improper. Keene is not a named party in some of the cases, although certain of its former and current officers and directors are named defendants in some of the cases. The Prepetition Transactions Lawsuits generally seek several forms of relief, including the setting aside of the asset sales and the appointment of a receiver for those assets, a declaration that Bairnco and certain of its present and former subsidiaries are responsible for asbestos-related claims against Keene, the imposition of a constructive trust on certain assets of Bairnco and certain of Bairnco's present and former subsidiaries, compensatory damages in an unspecified amount and attorneys' fees and costs.

     By Orders dated April 15, 1994 and May 11, 1994, the Bankruptcy Court appointed an examiner to investigate whether or not the claims or causes of action asserted in the Prepetition Transactions Lawsuits were valid. The examiner's preliminary report was released on September 23, 1994. The examiner concluded, among other things, that there may arguably be valid claims or causes of action related to the sale of some of the Keene assets to Bairnco. The potential for any recovery arising from these claims or causes of action cannot be accurately estimated at this time. By Stipulation of Settlement Regarding a Consensual Plan of Reorganization for the Debtor, approved by the Bankruptcy Court on March 28, 1995 (the "Stipulation"), Keene, the Committee and the Legal Representative for Future Claimants agreed, among other things, that the Committee would prosecute the claims or causes of actions investigated by the examiner, subject to such terms and conditions deemed appropriate by the Bankruptcy Court. By Order dated May 3, 1995 (the "May 3 Order") , the prosecution of the claims or causes of action asserted in the Prepetition Transactions Lawsuits was transferred to the Committee. On June 8, 1995, the Committee filed a lawsuit in Bankruptcy Court on behalf of the Debtor, as contemplated by the May 3 Order (the "Transactions Lawsuit"). The Transactions Lawsuit names 21 corporate and individual defendants and alleges, among other things, violations of the fraudulent conveyance laws, the New York Business Corporation Law and the Racketeer Influenced and Corrupt Organizations Act, tort liability based on theories of successor liability and veil piercing and breach of fiduciary duties. The damages (including treble damages) and attorneys fees and costs asserted in the various counts pleaded in the Transactions Lawsuit, if aggregated, seek a total recovery in excess of $7 billion. At a hearing on January 31, 1995, the Bankruptcy Court ruled, among other things, that the Transactions Lawsuit would be stayed until March 11, 1996, with the exception of certain discovery, and that Committee Counsel would be compensated for prosecuting the lawsuit at its regular hourly rates subject to Bankruptcy Court approval. On March 11, 1996, the Bankruptcy Court approved an agreement relating to the Transactions Lawsuit which provided for, among other things, the withdrawal of the action from the Bankruptcy Court to the District Court seventy one days after the Bankruptcy Court confirms the Debtor's consensual plan of reorganization.

Unjust Enrichment Lawsuit

     On June 3, 1994, Keene filed a lawsuit in Bankruptcy Court against 27 law firms alleging violations of federal anti-trust laws, the Racketeer Influenced and Corrupt Organizations Act, professional ethics rules and fiduciary obligations. The lawsuit seeks damages of $130 million along with treble damages, punitive damages and attorneys' fees and costs, which, if awarded, could bring the total recovery to up to $390 million. The Stipulation provides for, among other things, the dismissal with prejudice of this lawsuit on the effective date of a consensual plan of reorganization
                                       8

                               Keene Corporation
                            (Debtor-in-Possession)
                            Other Potential Payments
                                 (Unaudited)
                              As of June 29, 1996

     The Debtor may be required to pay certain amounts as described below. However, the payment of these amounts is uncertain and no assurance can be given at this time as to the ultimate payments.

Secured Judgments

     On the date of its Chapter 11 filing, approximately 60 non-final judgments totaling approximately $22 million and a number of final judgments totaling approximately $29 million were outstanding against Keene and secured by appeal bonds or escrow arrangements. The appeal bonds were backed by letters of credit issued by Bank of America Illinois (formerly Continental Bank, N.A.) or Fleet National Bank of Connecticut (formerly Shawmut Bank Connecticut, N.A.). The letters of credit were, in turn, secured by the pledge of certain Keene assets.

     By two separate Orders dated January 13, 1994 and January 26, 1994, the Bankruptcy Court authorized the payment of all final judgments. Accordingly, the related appeal bonds were drawn, the related letters of credit, in turn, were drawn and those assets pledged by Keene were liquidated or the escrow accounts were released.

     The non-final judgments are on appeal to higher courts, which appeals are subject to the automatic bankruptcy stay. Motions for relief from the automatic stay may be filed with the Bankruptcy Court for each individual non-final judgment and, if granted, the appeal may be completed. If the result of any appeal is adverse to Keene, the amount of the judgment may have to be paid, resulting in the appeal bonds securing these judgments being drawn in payment of these judgments, the letters of credit securing these appeal bonds, in turn, being drawn and certain Keene assets being liquidated by the banks which issued the letters of credit. To date, approximately 45 non-final judgments totaling approximately $20 million were settled for the payment of approximately $13 million in the aggregate.


Avoidance Actions and Tolling Agreements

     On or about November 28, 1995 and with the Bankruptcy Court's approval, the Committee entered into tolling agreements with seven former and present directors and officers of Keene. These agreements extend until December 3,
1996 the time for commencing actions against each for alleged liability to Keene concerning, among other things, certain allegedly avoidable or recoverable transfers. Mr. Bailey, Keene's former Chairman and President, did not sign a tolling agreement and, as a consequence, the Committee was authorized by the Bankruptcy Court to file an adversary proceeding against him. On December 1, 1995, the Committee filed its complaint against Mr. Bailey alleging a number of grounds for liability. With limited exceptions, the claims that have been tolled against Keene's former and present officers and directors except
Mr. Bailey, as well as the claims asserted against Mr. Bailey, would be released on the effective date of the amended consensual plan of reorganization filed on January 29, 1996 pursuant to the Stipulation.
                                       9

                               Keene Corporation
                             (Debtor-in-Possession)
         Confirmation of Consensual Plan of Reorganization and Related Matters
                                  (Unaudited)
                               As of  June 29, 1996

    On June 12, 1996, the Bankruptcy Court and the District Court (collectively, the "Court") held a hearing on the confirmation of the Debtor's Fourth Amended Plan of Reorganization, as modified, (the "Plan"), at which time the Court signed an order confirming the Plan. The Plan is expected to go effective on or about July 31, 1996. Also, on June 12, 1996, the Bankruptcy Court signed a case management order dismissing, among other things, the Unjust Enrichment Lawsuit, subject to the occurrence of the effective date of the Plan.

                                Keene Corporation
                             (Debtor-in-Possession)
                           Insurance Payment Report
                 For the period May 26, 1996 - June 29, 1996
                                 (Unaudited)
                                   ($000's)
Insurance                    Carrier                             Due Date                        Amounts Paid
General Liability            Transamerica                        Pre-paid 6/95-6/96                       $-
Inland Marine
Property

Umbrella                     General Star National               Pre-paid 6/95-6/96                        -



Workers'
 Compensation                Paramount                           Pre-paid 6/95-6/96                        -


Commercial
Crime                        The Hartford                        3 Year Policy                             -
                                                                    6/94 - 6/97

Directors
& Officers                   United Capitol                      Pre-paid 8/95-8/96                        -
                             Executive Re
                                 Specialty                       Pre-paid 8/95-8/96                        -
                             Executive Re                        Additional discovery for
                                 Specialty                          8/90-8/94 period
                                                                 Prepaid 8/95-8/98                         -
                                                                                                          ___

                                            TOTAL PAYMENTS                                                $-
                                                                                                          ===

                                       11



                              Keene Corporation
                            (Debtor-in-Possession)
                     Taxes Collected, Received, Due or Withheld
                    For the period May 26, 1996 - June 29, 1996
                                  (Unaudited)
                                    ($000's)
                                            Taxes Withheld/Due              Taxes Paid                Date Paid
Gross Salaries
 and Wages       $46

Total Federal Payroll
Taxes Withheld                                             $13                            $13                  6/18/96


Total Employer Payroll Taxes                                 2                              2                  6/18/96


Total State Payroll Taxes Withheld                           3                              3                  6/19/96


Total Local Payroll Taxes Withheld                           -                              -                  6/19/96
                                                           ___                            ___

Totals                                                     $18                            $18
                                                           ===                            ===

                                       12



                                 Keene Corporation
                               (Debtor-in-Possession)
                        Schedule of General Operating Expenses
                    For the Period May 26, 1996 - June 29, 1996
                                    (Unaudited)
                                      ($000)

NORMAL COURSE CONSULTING                        $2
NON-EMPLOYEE STOCK OPTION COMPENSATION          42
CORPORATE LEGAL FEES                             1
STOCK TRANSFER FEES                              4
DEPRECIATION                                     4
BUSINESS TRAVEL AND EXPENSES                     3
DIRECTORS FEES                                   8
COMMUNICATIONS & POSTAGE                         4
SUPPLIES & DUPLICATION                           3
BANK FEES                                        1
OTHER  EXPENSES                                  6
                                                ___
TOTAL                                           $78

                                       13


                                                                   Exhibit 99(b)

                                  HAYTHE & CURLEY
                                  237 Park Avenue
                              New York, NY  10017-3142
                                   212/880-6000

                                Facsimile 212/682-0200

                                                 Securities Exchange Act of 1934
                                                 Rules 12b-21 and 12b-25

                                                March 8, 1994

FEDERAL EXPRESS

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, DC  20549

              Re:     Keene Corporation

Ladies and Gentlemen:

    On behalf of our client Keene Corporation, a Delaware corporation ("Keene"), we respectfully request that the Staff of the Securities and Exchange Commission (the "Commission") not recommend enforcement action to the Commission if, during the pendency of its current bankruptcy proceedings, Keene undertakes to file with the Commission under cover of Current Reports on Form 8-K certain bankruptcy reports described below, in lieu of filing Annual and Quarterly Reports on Forms 10-KSB and 10-QSB as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following information has been provided to us by Keene for inclusion herein.

     Background

     Keene is a reporting company under the Exchange Act. Keene has been engaged in managing its asbestos-related litigation and, through a wholly owned subsidiary, manufacturing

Office of Chief Counsel                   -2-                     March 8, 1994

advanced composite components and sheet molding compounds for a variety of aerospace, defense and commercial applications.

     On December 3, 1993 (the "Petition Date"), Keene filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court Case No. 93-B-46090 (SMB). Keene has remained in possession of its property and has continued to operate its business as a debtor
- -in-possession since the Petition Date. Keene issued a press release disclosing the bankruptcy filing on December 3, 1993, and, on December 17, filed a Current Report on Form 8-K making an Item 3 disclosure of such filing. As of the Petition Date, Keene was current in its filings under the Exchange Act. Except for the aforementioned Form 8-K, no filings for Keene under the Exchange Act have become due since the Petition Date.

     As a debtor-in-possession, Keene is subject to the provisions of the Bankruptcy Code and the rules promulgated thereunder, as well as the supervision of the Office of the U.S. Trustee for the United States Bankruptcy Court (the "U.S. Trustee").

     In addition, in accordance with the Bankruptcy Code, Bankruptcy Rules and the Guidelines of the U.S.Trustee, monthly financial reports are filed with the U.S. Trustee and furnished to certain other interested persons. The monthly reports ("Monthly Reports") are filed within 15 days of each month end, and contain (I) a profit and loss statement detailing revenues, expenses, net profits and other essential operating data and (ii) a cash position statement detailing balances, receipts and expenditures for all cash and securities accounts. These financial reports are publicly available and serve as a means for Keene's creditors and the Bankruptcy Court to monitor Keene's finances and activities on an ongoing basis.

     Keene presently has only a small headquarters staff, who are managing Keene's affairs, and complying with the obligations of Keene as a debtor-in-possession. The small headquarters staff is already overburdened complying with the substantial reporting requirements of Chapter 11 described above. In addition, because Keene's available liquid assets are extremely limited, the expenses incident to filing the reports and information required by the Exchange Act will directly reduce Keene's operating capital and over time could prejudice its ability to reorganize.

     Trading in Keene's Common Stock was delisted by the NASDAQ National market System ("NASDAQ/NMS") on December 29, 1993. Keene has been informed that its securities are quoted on

Office of Chief Counsel                  -3-                      March 8, 1994

the NASDAQ OTC Bulletin Board and trade only sporadically, at pennies per share, in the over-the-counter market. Keene's stock transfer agent's records confirm that the number of transfers of Keene stock certificates has severely declined since the delisting.

     Analysis

     In Exchange Act Release No. 9660, dated June 30, 1972 (the "Release"), the Commission indicated that it is willing to accept reports from an issuer which differ in form and/or content from the quarterly and annual reports otherwise required pursuant to the Exchange Act in instances where the issuer is subject to bankruptcy proceedings or has ceased or severely curtailed its operations so long as the reports and modified reporting procedure are consistent with the protection of investors. In addition, the Commission indicated that, in determining whether the substitute reports and modified procedure are appropriate, the Commission would consider the nature and extent of the trading in securities of the issuer and the burden that compliance with the requirements of the Exchange Act would impose on the issuer.

     The policies set forth in the Release have been implemented by the Staff in a series of letters taking no-action positions on various forms of modified reporting for Exchange Act companies in bankruptcy. See, e.g. First Executive Corporation (available November 14, 1991), Zale Corporation (available September 11, 1992), Yuba WestGold, Inc. (available November 16, 1992), American Body Armor & Equipment, Inc. (available April 21, 1993), Washington Bancorporation (available October 30, 1990), Carnagie International Corporation (available
July 1, 1983), Midway Airlines, Inc. (available April 17, 1991), SPC,Inc. (available September 25, 1990), TTS, Inc. (available June 4, 1990), Bio-Response, Inc. (available April 2, 1990), MMR Holding Corpo.(available December 6, 1990), Mosely Holding Crop. (available June 8, 1989), Fitzgerald, DeArman & Roberts, Inc. (available December 9, 1988), Argo Petroleum Corporation (available June 15, 1987) and Baldwin-United Cooperation (available August 7,
1985).

     Keene's situation is similar to the facts in the American Body Armor & Equipment, Inc. ("ABA") no-action letter. Like ABA, Keene has limited available resources which would be quickly depleted if they were used to compensate accountants and attorneys to prepare Exchange Act filings. Since Keene's Common Stock has been delisted from the NASDAQ/NMS, there has been little trading activity (as was the case with ABA's stock). Management of Keene believes that the interests of Keene's stockholders and creditors would not be served by requiring Keene

Office of Chief Counsel                   -4-                     March 8, 1994

to comply with the reporting requirements of the Exchange Act during the pendency of its bankruptcy proceedings and that the previous no-action letters of the Staff indicate that relief from such obligations should be granted to Keene.

     Consequently, on behalf of Keene, we respectfully request that the Staff not recommend enforcement proceedings if, in lieu of filing Annual and Quarterly Reports on Forms 10-KSB and 10-QSB, during the pendency of Keene's bankruptcy precedents, Keene files, under cover of a Current Report on Form 8-K, all Monthly Reports. Keene would undertake to file Monthly Reports within 15 days after such reports are filed with the Bankruptcy Court or the U.S. Trustee. If and when Keene emerges from bankruptcy, it will thereafter fully comply with the requirements of the Exchange Act. During the pendency of its bankruptcy, Keene would, of course, timely file all other Current Reports on Form 8-K required to be filed by it except to the extent that such reports may require the inclusion of audited financial data or other information that Keene cannot obtain without unreasonable effort or expense.

     Conclusion

     We appreciate your consideration at your earliest convenience of Keene's application for a no-action letter ruling and would be happy to discuss Keene's application with you. For the Staff's convenience, seven additional copies of this letter are enclosed herewith. Should you have any questions regarding this matter, please contact the undersigned at 212/880-6010.

     Please acknowledge receipt of this letter by stamping the additional enclosed copy of this letter and returning it to the undersigned in the enclosed self-addressed, stamped envelope.

                                         Very truly your,

                                         /s/ Andrew Beck

                                           Andrew Beck